                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052

                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081

                               Expires March 31, 1999

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
_______________________________________________________________________________
                                                                    1

  [LOGO]                       Please refer to page i,
                               Table of Contents, for
                               the required disclosure
                               of estimated burden.

_______________________________________________________________________________

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF $300 MILLION OR MORE--FFIEC 032

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996      (960630)
                                                  ----------
                                                  (RCRI9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

_______________________________________________________________________________

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I,  ROBERT P. M. BAKER
_______________________________________________________________________________
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

    /s/  Robert P. M. Baker
_______________________________________________________________________________
  Signature of Officer Authorized to Sign Report

    JULY 21, 1996
_______________________________________________________________________________
  Date of Signature

_______________________________________________________________________________

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
_______________________________________________________________________________

This report form is to be filed by banks with domestic offices only. Banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities must file FFIEC 031.
_______________________________________________________________________________

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal reguatory authority and is true and correct.

  /s/ illegible
  _____________________________________________________________________________
  Director (Trustee)

  /s/ illegible
  _____________________________________________________________________________
  Director (Trustee)

  /s/ illegible
  _____________________________________________________________________________
  Director (Trustee)

_______________________________________________________________________________

NATIONAL BANKS: Return the original only in the SPECIAL RETURN ADDRESS ENVELOPE PROVIDED. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

_______________________________________________________________________________

                                       _                                     _
FDIC Certificate Number 21076         |                                       |
                       ---------         CALL NO. 196      32       06-30-96
                       RCRI 9050
                                         STBK: 27-5394 00041 STCERT: 27-21076

                                         FIRSTAR BANK OF MINNESOTA, NATIONAL
                                         1550 EAST 79TH STREET
                                         BLOOMINGTON, MN  55425
                                      |_                                     _|




Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for a Bank With Domestic Offices Only and Total Assets of $300 Million or More
_______________________________________________________________________________

TABLE OF CONTENTS

SIGNATURE PAGE                                                        Cover

REPORT OF INCOME

Schedule RI--Income Statement......................................RI-1,2,3

Schedule RI-A--Changes in Equity Capital...............................RI-3

Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease Losses.....................RI-4,5

Schedule RI-C--Applicable Income Taxes by Taxing Authority.............RI-5

Schedule RI-E--Explanations..........................................RI-5,6

REPORT OF CONDITION

Schedule RC--Balance Sheet...........................................RC-1,2

Schedule RC-A--Cash and Balances Due
  From Depository Institutions ........................................RC-3

Schedule RC-B--Securities .........................................RC-3,4,5

Schedule RC-C--Loans and Lease Financing Receivables:
Part I. Loans and Leases.............................................RC-6,7
Part II. Loans to Small Businesses
    and Small Farms (included in the forms for
    June 30 only).................................................RC-7a, 7b

Schedule RC-D--Trading Assets and Liabilities
    (to be completed only by selected banks)...........................RC-8

Schedule RC-E--Deposit Liabilities..................................RC-9,10

Schedule RC-F-- Other Assets..........................................RC-11

Schedule RC-G--Other Liabilities......................................RC-11

Schedule RC-K--Quarterly Averages.....................................RC-12

Schedule RC-L--Off-Balance Sheet Items..........................RC-13,14,15

Schedule RC-M--Memoranda...........................................RC-16,17

Schedule RC-N--Past Due and Nonaccrual
    Loans, Leases, and Other Assets................................RC-18,19

Schedule RC-O--Other Data for Deposit
    Insurance Assessments..........................................RC-20,21

Schedule RC-R--Regulatory Capital..................................RC-22,23

Optional Narrative Statement Concerning the Amounts
    Reported in the Reports of Condition and Income...................RC-24

Special Report (TO BE COMPLETED BY ALL BANKS)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)


DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RI-1
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1996-JUNE 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT

                                                                                                            ------
                                                                                                              I380  < -
                                                                                           -----------------------
                                                    Dollar Amounts in Thousands             RIAD    Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                         //////////////////////
   a. Interest and fee income on loans:                                                     //////////////////////
       (1) Loans secured by real estate.....................................................4011            53,383   1.a.(1)
       (2) Loans to finance agricultural production and other loans to farmers..............4024                 0   1.a.(2)
       (3) Commercial and industrial loans..................................................4012            10,321   1.a.(3)
       (4) Loans to individuals for household, family, and other personal expenditures:     //////////////////////
           (a) Credit cards and related plans...............................................4054               950   1.a.(4)(a)
           (b) Other........................................................................4055             8,731   1.a.(4)(b)
       (5) Loans to foreign governmants and official institutions...........................4056                 0   1.a.(5)
       (6) Obligations (other than securities and leases) of states and political           //////////////////////
           subdivisions in the U.S.:                                                        //////////////////////
           (a) Taxable obligations..........................................................4503                 0   1.a.(6)(a)
           (b) Tax-exempt obligations.......................................................4504               275   1.a.(6)(b)
       (7) All other loans..................................................................4058               468   1.a.(7)
   b. Income from lease financing receivables:                                              //////////////////////
       (1) Taxable leases...................................................................4505                19   1.b.(1)
       (2) Tax-exempt leases................................................................4307                 0   1.b.(2)
   c. Interest income on balances due from depository institutions(1).......................4115                23   1.c.
   d. Interest and divided income on securities:                                            //////////////////////
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations...4027             8,509   1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:               //////////////////////
           (a) Taxable securities...........................................................4506                 0   1.d.(2)(a)
           (b) Tax-exempt securities........................................................4507             3,491   1.d.(2)(b)
      (3) Other domestic debt securities....................................................3657                46   1.d.(3)
      (4) Foreign debt securities...........................................................3658                14   1.d.(4)
      (5) Equity securities (including investments in mutual funds).........................3659             1,047   1.d.(5)
   e. Interest income from trading assets...................................................4069                 0   1.e.
   f. Interest income on federal funds sold and securities purchased under agreements
          to resell.........................................................................4020                 0   1.f.
   g. Total interest income (sum of items 1.a through 1.f)..................................4107            87,277   1.g.
                                                                                            ----------------------
------------
(1) Includes interest income on time certificates of deposit not held for trading.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RI-2
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RI--CONTINUED


                                                                                --------------
                                                                                  Year-to-date
                                                                        ----------------------
                                Dollar Amounts in Thousands             RIA D   Bil  Mil  Thou
-----------------------------------------------------------------------------------------------
 2. Interest expense:                                                     /////////////////////
    a. Interest on deposits:                                              /////////////////////
       (1) Transaction accounts (NOW accounts, ATS accounts, and          /////////////////////
           telephone and preauthorized transfer accounts).................4508              785    2.a.(1)
       (2) Nontransaction accounts:                                       /////////////////////
           (a) Money market deposit accounts (MMDAs)......................4509            4,493    2.a.(2)(a)
           (b) Other savings deposits.....................................4511            1,118    2.a.(2)(b)
           (c) Time certificates of deposit of $100,000 or more...........4174            2,906    2.a.(2)(c)
           (d) All other time deposits....................................4512           19,703    2.a.(2)(d)
    b. Expense of federal funds purchased and securities sold under       /////////////////////
       agreements to repurchase...........................................4180            5,492    2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading      /////////////////////
       liabilities, and other borrowed money..............................4185           10,140    2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized/////////////////////
       leases.............................................................4072               19    2.d.
    e. Interest on subordinated notes and debentures......................4200                0    2.e.
    f. Total interest expense (sum of items 2.a through 2.e)..............4073           44,656    2.f.
 3. Net interest income (item 1.g minus 2.f)............................../////////////////////   RIAD 4074     42,621   3.
 4. Provisions:                                                           /////////////////////
    a. Provision for loan and lease losses................................/////////////////////   RIAD 4230        774   4.a.
    b. Provision for allocated transfer risk............................../////////////////////   RIAD 4243          0   4.b.
 5. Noninterest income:                                                   /////////////////////
    a. Income from fiduciary activities...................................4070              570    5.a.
    b. Service charges on deposit accounts................................4080            4,541    5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum         /////////////////////
       items 8.a through 8.d).............................................A220                0    5.c.
    d. Other foreign transaction gains (losses)...........................4076                0    5.d.
    e. Not applicable                                                     /////////////////////
    f. Other noninterest income:                                          /////////////////////
       (1) Other fee income...............................................5407            2,645    5.f.(1)
       (2) All other noninterest income*..................................5408              766    5.f.(2)
    g. Total noninterest income (sum of items 5.a through 5.f)............/////////////////////   RIAD 4079      8,522   5.g.
 6. a. Realized gains (losses) on held-to-maturity securities............./////////////////////   RIAD 3521         32   6.a.
    b. Realized gains (losses) on available-for-sale securities.........../////////////////////   RIAD 3196          0   6.b.
 7. Noninterest expense:                                                  /////////////////////
    a. Salaries and employee benefits.....................................4135           14,165    7.a.
    b. Expenses of premises and fixed assets (net of rental income)       /////////////////////
       (excluding salaries and employee benefits and mortgage interest)...4217            6,474    7.b.
    c. Other noninterest expense*.........................................4092           13,661    7.c.
    d. Total noninterest expense (sum of items 7.a through 7.c).........../////////////////////   RIAD 4093     34,300   7.d.
 8. Income (loss) before income taxes and extraordinary items and other   /////////////////////
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.b, and 7.d)  /////////////////////   RIAD 4301     16,101   8.
 9. Applicable income taxes (on item 8).................................../////////////////////   RIAD 4302      6,676   9.
10. Income (loss) before extraordinary items and other adjustments        /////////////////////
    (item 8 minus 9)....................................................../////////////////////   RIAD 4300      9,425  10.
11. Extraordinary items and other adjustments:                            /////////////////////
    a. Extraordinary items and other adjustments, gross of income taxes*..4310                0   11.a.
    b. Applicable income taxes (on item 11.a)*............................4315                0   11.b.
    c. Extraordinary items and other adjustments, net of income taxes     /////////////////////
       (item 11.a minus 11.b)............................................./////////////////////   RIAD 4320           0  11.c.
12. Net income (loss) (sum of items 10 and 11.c)........................../////////////////////   RIAD 4340       9,425  12.
--------------
*Describe on Schedule RI-E--Explanations.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RI-3
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RI--CONTINUED

                                                                                                                 ---------
                                                                                                                    I381   < -
                                                                                                        ------------------
Memoranda                                                                                                  Year-to-date
                                                                                                   -----------------------
                                                                    Dollar Amounts in Thousands      RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after       //////////////////
    August 7, 1986, that is not deductible for federal income tax purposes . . . . . . . . . . .     4513            94    M.1.
2.  Income from the sale and servicing of mutual funds and annuities (included in                    //////////////////
    Schedule RI, item 8) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8431           605    M.2.
3.  Not applicable                                                                                   //////////////////
4.  Number of full-time equivalent employees on payroll at end of current period (round to           ////        Number
    nearest whole number). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4150           579    M.4.
5.-6. Not applicable                                                                                 //////////////////
7.  If the reporting bank has restated its balance sheet as a result of applying push down           ////      MM DD YY
    accounting this calendar year, report the date of the bank's acquisition . . . . . . . . . .     9106      00/00/00    M.7.
8.  Trading revenue (from cash instruments and off-balance sheet derivative instruments)             //////////////////
    (SUM OF MEMORANDUM ITEMS 8.a THROUGH 8.d MUST EQUAL SCHEDULE RI, ITEM 5.c):                      //////////////////
    a. Interest rate exposures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8757             0    M.8.a.
    b. Foreign exchange exposures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8758             0    M.8.b.
    c. Equity security and index exposures . . . . . . . . . . . . . . . . . . . . . . . . . . .     8759             0    M.8.c.
    d. Commodity and other exposures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8760             0    M.8.d.
9.  Impact on income of off-balance sheet derivatives held for purposes other than trading:          //////////////////
    a. Net increase (decrease) to interest income. . . . . . . . . . . . . . . . . . . . . . . .     8761           (27)   M.9.a.
    b. Net (increase) decrease to interest expense . . . . . . . . . . . . . . . . . . . . . . .     8762             0    M.9.b.
    c. Other (noninterest) allocations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8763             0    M.9.c.
10. CREDIT LOSSES ON OFF-BALANCE SHEET DERIVATIVES (SEE INSTRUCTIONS). . . . . . . . . . . . . .     A251             0    M.10.
                                                                                                   ----------------------


SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                                 ---------
                                                                                                                    I383   < -
                                                                                                   -----------------------
                                                                    Dollar Amounts in Thousands      RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Total equity capital originally reported in the December 31, 1995, Reports of Condition          //////////////////
    and Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3215       208,910    1.
2.  Equity capital adjustments from amended Reports of Income, net*. . . . . . . . . . . . . . .     3216             0    2.
3.  Amended balance end of previous calendar year (sum of items 1 and 2) . . . . . . . . . . . .     3217       208,910    3.
4.  Net income (loss) (must equal Schedule RI, item 12). . . . . . . . . . . . . . . . . . . . .     4340         9,425    4.
5.  Sale, conversion, acquisition, or retirement of capital stock, net . . . . . . . . . . . . .     4346             0    5.
6.  Changes incident to business combinations, net . . . . . . . . . . . . . . . . . . . . . . .     4356         1,319    6.
7.  LESS: Cash dividends declared on preferred stock . . . . . . . . . . . . . . . . . . . . . .     4470             0    7.
8.  LESS: Cash dividends declared on common stock. . . . . . . . . . . . . . . . . . . . . . . .     4460        14,000    8.
9.  Cumulative effect of changes in accounting principles from prior years* (see instructions for    //////////////////
    this schedule) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4411             0    9.
10. Corrections of material accounting errors from prior years* (see instructions for this           //////////////////
    schedule). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4412             0   10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities . . . . . .     8433        (2,047)  11.
12. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) . .     4415        11,866   12.
13. Total equity capital end of current period (sum of items 3 through 12) (must equal               //////////////////
    Schedule RC, item 28). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3210       215,473   13.
                                                                                                   -----------------------
____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RI-4
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES AND CHANGES
               IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

                                                                                                                 ---------
PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH                                                                  I386   < -
                                                                                  ----------------------------------------
THE ALLOCATED TRANSFER RISK RESERVE.                                                 (Column A)            (Column B)
                                                                                     Charge-offs           Recoveries
                                                                                  ----------------------------------------
                                                                                               Calendar year-to-date
                                                                                  ----------------------------------------
                                                Dollar Amounts in Thousands        RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate:                                                  //////////////////  //////////////////
    a. To U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . .   4651           224  4661           300  1.a.
    b. To non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . .   4652             0  4662             0  1.b.
2.  Loans to depository institutions and acceptances of other banks:               //////////////////  //////////////////
    a. To U.S. banks and other U.S. depository institutions. . . . . . . . . . .   4653             0  4663             0  2.a.
    b. To foreign banks. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4654             0  4664             0  2.b.
3.  Loans to finance agricultural production and other loans to farmers. . . . .   4655             1  4665             0  3.
4.  Commercial and industrial loans:                                               //////////////////  //////////////////
    a. To U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . .   4645           198  4617           276  4.a.
    b. To non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . .   4646             0  4618             0  4.b.
5.  Loans to individuals for household, family, and other personal                 //////////////////  //////////////////
    expenditures:                                                                  //////////////////  //////////////////
    a. Credit cards and related plans. . . . . . . . . . . . . . . . . . . . . .   4656           199  4666            57  5.a.
    b. Other (includes single payment, installment, and all student                //////////////////  //////////////////
       loans). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4657           556  4667           529  5.b.
6.  Loans to foreign governments and official institutions . . . . . . . . . . .   4643             0  4627             0  6.
7.  All other loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4644            47  4628            32  7.
8.  Lease financing receivables:                                                   //////////////////  //////////////////
    a. Of U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . . . .   4658             0  4668             0  8.a.
    b. Of non-U.S. addressees (domicile) . . . . . . . . . . . . . . . . . . . .   4659             0  4669             0  8.b.
9.  Total (sum of items 1 through 8) . . . . . . . . . . . . . . . . . . . . . .   4635         1,225  4605         1,194  9.
                                                                                  ----------------------------------------

                                                                                  ----------------------------------------
                                                                                     (Column A)            (Column B)
                                                                                     Charge-offs           Recoveries
                                                                                  ----------------------------------------
                                                                                               Calendar year-to-date
Memoranda                                                                         ----------------------------------------
                                                Dollar Amounts in Thousands        RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1.- 3. Not applicable.                                                             //////////////////  //////////////////
4.  Loans to finance commercial real estate, construction, and land                //////////////////  //////////////////
    development activities (NOT SECURED BY REAL ESTATE) included in                //////////////////  //////////////////
    Schedule RI-B, part I, items 4 and 7, above. . . . . . . . . . . . . . . . .   5409             0  5410             0  M.4.
5.  Loans secured by real estate (sum of Memorandum items 5.a                      //////////////////  //////////////////
    through 5.e must equal sum of Schedule RI-B, part I, items 1.a                 //////////////////  //////////////////
    and 1.b, above):                                                               //////////////////  //////////////////
    a. Construction and land development . . . . . . . . . . . . . . . . . . . .   3582             0  3583             3  M.5.a.
    b. Secured by farmland . . . . . . . . . . . . . . . . . . . . . . . . . . .   3584             0  3585             0  M.5.b.
    c. Secured by 1-4 family residential properties:                               //////////////////  //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential             //////////////////  //////////////////
           properties and extended under lines of credit . . . . . . . . . . . .   5411            20  5412             0  M.5.c.(1)
       (2) All other loans secured by 1-4 family residential properties. . . . .   5413           204  5414           102  M.5.c.(2)
    d. Secured by multifamily (5 or more) residential properties . . . . . . . .   3588             0  3589            11  M.5.d.
    e. Secured by nonfarm nonresidential properties. . . . . . . . . . . . . . .   3590             0  3591           184  M.5.e.
                                                                                  ----------------------------------------

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RI-5
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076



SCHEDULE RI-B--CONTINUED

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                                                -----------------------------
                                                           Dollar Amounts in Thousands           RIAD     Bil     Mil    Thou
------------------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31,
   1995, Reports of Condition and Income...............                                          3124                   23,978   1.
2. Recoveries (must equal part I, item 9, column B
   above)..............................................                                          4605                    1,194   2.
3. LESS: Charge-offs (must equal part I, item 9,
   column A above).....................................                                          4635                    1,225   3.
4. Provision for loan and lease losses (must equal
   Schedule RI, item 4.a)..............................                                          4230                      774   4.
5. Adjustments* (see instructions for this
   schedule)...........................................                                          4815                        0   5.
6. Balance end of current period (sum of items 1
   through 5) (must equal Schedule RC, item 4.b).......                                          3123                   24,721   6.
                                                                                                ------------------------------
------------
*Describe on Schedule RI-E--Explanations.

SCHEDULE RI-C--APPLICABLE INCOME TAXES BY TAXING AUTHORITY

SCHEDULE RI-C IS TO BE REPORTED WITH THE DECEMBER REPORT OF INCOME.

                                                                                                -----------------------------
                                                           Dollar Amounts in Thousands           RIAD     Bil     Mil    Thou
------------------------------------------------------------------------------------------------------------------------------
1. Federal.............................................                                          4780                      N/A   1.
2. State and local.....................................                                          4790                      N/A   2.
3. Foreign.............................................                                          4795                      N/A   3.
4. Total (sum of items 1 through 3) (must equal sum of
   Schedule RI, items 9 and 11.b)......................                                          4770                      N/A   4.
5. Deferred portion of item 4..........................    RIAD 4772               N/A           /////////////////////////////   5.
                                                                                                ------------------------------
SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                -----------------------------
                                                           Dollar Amounts in Thousands           RIAD     Bil     Mil    Thou
------------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI,
   item 5.f. (2))                                                                                /////////////////////////////
   Report amounts that exceed 10% of Schedule RI,
   item 5.f. (2):                                                                                /////////////////////////////
   a. Net gains on other real estate owned.............                                          5415                      154 1.a.
   b. Net gains on sales of loans......................                                          5416                      352 1.b.
   c. Net gains on sales of premises and fixed
      assets...........................................                                          5417                        0 1.c.
   Itemize and describe the three largest other amounts                                          /////////////////////////////
   that exceed 10% of Schedule RI, item 5.f.(2):                                                 /////////////////////////////
   d. TEXT 4461 Increase in Cash Surrender Value Life Insurance                                  4461                       92 1.d.
   e. TEXT 4462                                                                                  4462                          1.e.
   f. TEXT 4463                                                                                  4463                          1.f.
                                                                                                ------------------------------

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RI-6
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076



SCHEDULE RI-E--CONTINUED


                                                                                                          -------------------
                                                                                                             Year-to-date
                                                                                                -----------------------------
                                                           Dollar Amounts in Thousands           RIAD     Bil     Mil    Thou
------------------------------------------------------------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c):                                       ///////////////////////////
   a. Amortization expense of intangible assets........                                          4531                  1,589 2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:                                      ///////////////////////////
   b. Net losses on other real estate owned............                                          5418                      0 2.b.
   c. Net losses on sales of loans.....................                                          5419                      0 2.c.
   d. Net losses on sales of premises and fixed assets.                                          5420                      0 2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI,          ///////////////////////////
   item 7.c:                                                                                     ///////////////////////////
      -------------
   e.  TEXT 4464      Data Processing                                                            4464                  2,889 2.e.
      -------------  --------------------------------------------------------------------------
   f.  TEXT 4467                                                                                 4467                        2.f.
      -------------  --------------------------------------------------------------------------
   g.  TEXT 4468                                                                                 4468                        2.g.
      -------------  --------------------------------------------------------------------------
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable        ///////////////////////////
   income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary       ///////////////////////////
   items and other adjustments):                                                                 ///////////////////////////
           ----------
   a. (1)  TEXT 4469                                                                             4469                        3.a.(1)
           ------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                  RIAD 4486               /////////////////////////// 3.a.(2)
                                                                        -----------------------
           ----------
   b. (1)  TEXT 4487                                                                             4487                        3.b.(1)
           ------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                  RIAD 4488               /////////////////////////// 3.b.(2)
                                                                        -----------------------
           ----------
   c. (1)  TEXT 4489                                                                             4489                        3.c.(1)
           ------------------------------------------------------------------------------------
      (2)  Applicable income tax effect                                  RIAD 4491               /////////////////////////// 3.c.(2)
                                                                        -----------------------
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)        ///////////////////////////
   (itemize and describe all adjustments):                                                       ///////////////////////////
       -----------
   a.  TEXT 4492                                                                                 4492                        4.a.
       -----------  ---------------------------------------------------------------------------
   b.  TEXT 4493                                                                                 4493                        4.b.
       -----------  ---------------------------------------------------------------------------
5. Cumulative effect of changes in accounting principles from prior years                        ///////////////////////////
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):     ///////////////////////////
       -----------
   a.  TEXT 4494                                                                                 4494                        5.a.
       -----------  ---------------------------------------------------------------------------
   b.  TEXT 4495                                                                                 4495                        5.b.
       -----------  ---------------------------------------------------------------------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)       ///////////////////////////
   (itemized and describe all corrections):                                                       ///////////////////////////
       -----------
   a.  TEXT 4496                                                                                 4496                        6.a.
       -----------  ---------------------------------------------------------------------------
   b.  TEXT 4497                                                                                 4497                        6.b.
       -----------  ---------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 12)                  ///////////////////////////
   (itemize and describe all such transactions):                                                 ///////////////////////////
       -----------
   a.  TEXT 4498    PUSH DOWN OF PURCHASE ACCOUNTING TRANSACTIONS                                4498                 11,866 7.a.
       -----------  ---------------------------------------------------------------------------
   b.  TEXT 4499                                                                                 4499                        7.b.
       -----------  ---------------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 5)      ///////////////////////////
   (itemize and describe all adjustments):                                                       ///////////////////////////
       -----------
   a.  TEXT 4521                                                                                 4521                        8.a.
       -----------  ---------------------------------------------------------------------------
   b.  TEXT 4522                                                                                 4522                        8.b.
       -----------  ---------------------------------------------------------------------------  ---------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its           I398         I399
   option, any other significant items affecting the Report of Income):                          ---------------------------
              ---
   No comment  X  (RIAD 4769)
              ---
   Other explanations (please type or print clearly):
   (TEXT 4769)


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-1
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                                   --------
                                                                                                     C300    < -
                                                                                         ------------------
                                                             Dollar Amounts in Thousands  RCON Bil Mil Thou
---------------------------------------------------------------------------------------- ------------------
ASSETS                                                                                     /////////////////
 1.  Cash and balances due from depository institutions (from Schedule RC-A):              /////////////////
     a.  Noninterest-bearing balances and currency and coin(1)..........................   0081       73,248  1.a.
     b.  Interest-bearing balances(2)...................................................   0071          976  1.b.
 2.  Securities:                                                                           /////////////////
     a.  Held-to-maturity securities (from Schedule RC-B, column A).....................   1754      264,186  2.a.
     b.  Available-for-sale securities (from Schedule RC-B, column D)...................   1773      155,656  2.b.
 3.  Federal funds sold and securities purchased under agreements to resell:               /////////////////
     a.  Federal funds sold.............................................................   0276            0  3.a.
     b.  Securities purchased under agreements to resell................................   0277            0  3.b.
 4.  Loans and lease financing receivables:                                                /////////////////
                                                                       --------------------
     a.  Loans and leases, net of unearned income (from Schedule RC-C) RCON 2122 1,863,919 /////////////////  4.a.
     b.  LESS: Allowance for loan and lease losses.................... RCON 3123    24,721 /////////////////  4.b.
     c.  LESS: Allocated transfer risk reserve........................ RCON 3128         0 /////////////////  4.c.
                                                                       --------------------
     d.  Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus 4.b and 4.c)............................   2125    1,839,198  4.d.
 5.  Trading assets (from Schedule RC-D)................................................   3545            0  5.
 6.  Premises and fixed assets (including capitalized leases)...........................   2145       25,384  6.
 7.  Other real estate owned (from Schedule RC-M).......................................   2150          442  7.
 8.  Investments in unconsolidated subsidiaries and associated companies
     (from Schedule RC-M)...............................................................   2130            0  8.
 9.  Customers' liability to this bank on acceptances outstanding.......................   2155            0  9.
10.  Intangible assets (from Schedule RC-M).............................................   2143       35,236 10.
11.  Other assets (from Schedule RC-F)..................................................   2160       31,902 11.
12.  Total assets (sum of items 1 through 11)...........................................   2170    2,426,228 12.

--------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-2
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC--CONTINUED


                                                                                         ------------------
                                                             Dollar Amounts in Thousands  RCON Bil Mil Thou
---------------------------------------------------------------------------------------- ------------------
LIABILITIES                                                                               /////////////////
13.  Deposits:                                                                            /////////////////
     a.  In domestic offices (sum of totals of columns A and C from Schedule RC-E)......  2200    1,527,023 13.a.
                                                               -------------------------
         (1) Noninterest-bearing(1)........................... RCON 6631         209,990  ///////////////// 13.a.(1)
         (2) Interest-bearing................................. RCON 6636       1,317,033  ///////////////// 13.a.(2)
                                                               -------------------------
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs..................  /////////////////
         (1) Noninterest-bearing........................................................  /////////////////
         (2) Interest-bearing...........................................................  /////////////////
14.  Federal funds purchased and securities sold under agreements to repurchase:          /////////////////
     a.  Federal funds purchased........................................................  0278      315,564 14.a.
     b.  Securities sold under agreements to repurchase.................................  0279            0 14.b.
15.  a.  Demand notes issued to the U.S. Treasury.......................................  2840            0 15.a.
     b.  Trading liabilities (from Schedule RC-D).......................................  3548            0 15.b.
16.  Other borrowed money:                                                                /////////////////
     a.  WITH A REMAINING MATURITY OF ONE YEAR OR LESS..................................  2332       49,719 16.a.
     b.  WITH A REMAINING MATURITY OF MORE THAN ONE YEAR................................  2333      289,500 16.b.
17.  Mortgage indebtedness and obligations under capitalized leases.....................  2910          339 17.
18.  Bank's liability on acceptances executed and outstanding...........................  2920            0 18.
19.  Subordinated notes and debentures..................................................  3200            0 19.
20.  Other liabilities (from Schedule RC-G).............................................  2930       28,610 20.
21.  Total liabilities (sum of items 13 through 20).....................................  2948    2,210,755 21.
                                                                                          /////////////////
22.  Limited-life preferred stock and related surplus...................................  3282            0 22.
EQUITY CAPITAL                                                                            /////////////////
23.  Perpetual preferred stock and related surplus......................................  3838            0 23.
24.  Common stock.......................................................................  3230       35,730 24.
25.  Surplus (exclude all surplus related to preferred stock)...........................  3839      116,551 25.
26.  a.  Undivided profits and capital reserves.........................................  3632       63,021 26.a.
     b.  Net unrealized holding gains (losses) on available-for-sale securities.........  8434          171 26.b.
27.  Cumulative foreign currency translation adjustments................................  /////////////////
28.  Total equity capital (sum of items 23 through 27)..................................  3210      215,473 28.
29.  Total liabilities, limited-life preferred stock, and equity capital                  /////////////////
     (sum of items 21, 22, and 28)......................................................  3300    2,426,228 29.
                                                                                         ------------------

Memorandum

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1. Indicate in the box at the right the number of the statement below that best                     Number
    describes the most comprehensive level of auditing work performed for the bank       ------------------
    by independent external auditors as of any date during 1995.........................  RCON 6724    N/A  M.1.
                                                                                         ------------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted audit-ing standards by a certified public accounting firm which submits a report on the consolidated holding company
    (but not on the bank separately)
3 = Directors' examination of the bank conducted in accor-dance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other ex-ternal auditors (may be required by state chartering authority)
5 = Review of the bank's financial statements by external
    auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

----------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-3
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.


                                                                                                              --------
                                                                                                                  C305   < -
                                                                                                  --------------------
                                                                     Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------ ----------------------
1. Cash items in process of collection, unposted debits, and currency and coin:                   /////////////////////
   a. Cash items in process of collection and unposted debits.................................... 0020           21,427  1.a.
   b. Currency and coin.......................................................................... 0080            8,291  1.b.
2. Balances due from depository institutions in the U.S.:                                         /////////////////////
   a. U.S. branches and agencies of foreign banks................................................ 0083                0  2.a.
   b. Other commercial banks in the U.S. and other depository institutions in the U.S. .......... 0085           20,941  2.b.
3. Balances due from banks in foreign countries and foreign central banks:                        /////////////////////
   a. Foreign branches of other U.S. banks....................................................... 0073                0  3.a.
   b. Other banks in foreign countries and foreign central banks................................. 0074                0  3.b.
4. Balances due from Federal Reserve Banks....................................................... 0090           23,565  4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)........... 0010           74,224  5.
                                                                                                 ----------------------
Memorandum

                                                                     Dollar Amounts in Thousands  RCON  Bil  Mil  Thou
------------------------------------------------------------------------------------------------ ----------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items 2.a and  ////////////////////
   2.b above).................................................................................... 0050          19,966  M.1.
                                                                                                 ----------------------

SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.
                                                                                                          ------------
                                                                                                              C310        < -
------------------------------------------------------------------------------------------------ ---------------------
                                                   Held-to-maturity                      Available-for-sale
                                        --------------------------------------- --------------------------------------
                                            (Column A)          (Column B)          (Column C)          (Column D)
                                          Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                        ------------------- ------------------- ------------------- ------------------
           Dollar Amounts in Thousands   RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
--------------------------------------- ------------------- ------------------- ------------------- ------------------
1. U.S. Treasury securities ..........   0211            0   0213            0   1286      123,387  1287      123,694  1.
2. U.S. Government agency                /////////////////   /////////////////   /////////////////  /////////////////
   and corporation obligations           /////////////////   /////////////////   /////////////////  /////////////////
   (exclude mortgage-backed              /////////////////   /////////////////   /////////////////  /////////////////
   securities):                          /////////////////   /////////////////   /////////////////  /////////////////
   a. Issued by U.S. Government          /////////////////   /////////////////   /////////////////  /////////////////
      agencies(2).....................   1289            0   1290            0   1291            0   1293           0  2.a.
   b. Issued by U.S. Government-         /////////////////   /////////////////   /////////////////  /////////////////
      sponsored agencies(3)...........   1294            0   1295            0   1297            0   1298           0  2.b.
                                        ------------------- ------------------- ------------------- ------------------
----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool
Certificates," U.S. Maritime Administration obligations, and Export-Import
Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home
Loan Mortgage Corporation, the Federal National Mortgage Association, the
Financing Corporation, Resolution Funding Corporation, the Student Loan
Marketing Association, and the Tennessee Valley Authority.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-4
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-B--CONTINUED

------------------------------------------------------------------------------------------------ ---------------------
                                                   Held-to-maturity                      Available-for-sale
                                        --------------------------------------- --------------------------------------
                                            (Column A)          (Column B)          (Column C)          (Column D)
                                          Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                        ------------------- ------------------- ------------------- ------------------
           Dollar Amounts in Thousands   RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
--------------------------------------- ------------------- ------------------- ------------------- ------------------
3. Securities issued by states and       /////////////////   /////////////////   /////////////////   /////////////////
   political subdivisions in the U.S.:   /////////////////   /////////////////   /////////////////   /////////////////
   a. General obligations..............  1676      139,318   1677      139,212   1678            0   1679            0  3.a.
   b. Revenue obligations..............  1681        1,670   1686        1,714   1690            0   1691            0  3.b.
   c. Industrial development and         /////////////////   /////////////////   /////////////////   /////////////////
      similar obligations..............  1694            0   1695            0   1696            0   1697            0  3.c.
4. Mortgage-backed securities (MBS):     /////////////////   /////////////////   /////////////////   /////////////////
   a. Pass-through securities:           /////////////////   /////////////////   /////////////////   /////////////////
      (1) Guaranteed by GNMA...........  1698       90,100   1699       90,894   1701            0   1702            0  4.a.(1)
      (2) Issued by FNMA and FHLMC.....  1703       20,749   1705       21,447   1706            0   1707            0  4.a.(2)
      (3) Other pass-through             /////////////////   /////////////////   /////////////////   /////////////////
          securities...................  1709            0   1710            0   1711            0   1713            0  4.a.(3)
   b. Other mortgage-backed              /////////////////   /////////////////   /////////////////   /////////////////
      securities (include CMOs, REMICs,  /////////////////   /////////////////   /////////////////   /////////////////
      and stripped MBS):                 /////////////////   /////////////////   /////////////////   /////////////////
      (1) Issued or guaranteed by        /////////////////   /////////////////   /////////////////   /////////////////
          FNMA, FHLMC, or GNMA.........  1714       10,462   1715       10,126   1716            0   1717            0  4.b.(1)
      (2) Collateralized by MBS issued   /////////////////   /////////////////   /////////////////   /////////////////
          or guaranteed by FNMA,         /////////////////   /////////////////   /////////////////   /////////////////
          FHLMC, or GNMA...............  1718            0   1719            0   1731            0   1732            0  4.b.(2)
      (3) All other mortgage-backed      /////////////////   /////////////////   /////////////////   /////////////////
          securities...................  1733        1,537   1734        1,528   1735            0   1736            0  4.b.(3)
5. Other debt securities:                /////////////////   /////////////////   /////////////////   /////////////////
   a. Other domestic debt securities...  1737            0   1738            0   1739            0   1741            0  5.a.
   b. Foreign debt securities..........  1742          350   1743          350   1744            0   1746            0  5.b.
6. Equity securities:                    /////////////////   /////////////////   /////////////////   /////////////////
   a. Investments in mutual funds......  /////////////////   /////////////////   1747            0   1748            0  6.a.
   b. Other equity securities with       /////////////////   /////////////////   /////////////////   /////////////////
      readily determinable fair          /////////////////   /////////////////   /////////////////   /////////////////
      values...........................  /////////////////   /////////////////   1749            0   1751            0  6.b.
   c. All other equity securities (1)..  /////////////////   /////////////////   1752       31,962   1753       31,962  6.c.
7. Total (sum of items 1 through 6)      /////////////////   /////////////////   /////////////////   /////////////////
   (total of column A must equal         /////////////////   /////////////////   /////////////////   /////////////////
   Schedule RC, item 2.a) (total of      /////////////////   /////////////////   /////////////////   /////////////////
   column D must equal Schedule RC,      /////////////////   /////////////////   /////////////////   /////////////////
   item 2.b)...........................  1754      264,186   1771      265,271   1772      155,349   1773      155,656  7.
                                        ------------------- ------------------- ------------------- ------------------
--------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-5
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-B--CONTINUED

                                                                                                              -----
Memoranda                                                                                                      C312
                                                                                                 ------------------
                                                                   Dollar Amounts in Thousands   RCON  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1. Pledged securities (2) ...................................................................... 0416       105,374  M.1.
2. Maturity and repricing data for debt securities (2), (3), (4) excluding those in              //////////////////
   nonaccrual status):                                                                           //////////////////
   a. Fixed rate debt securities with a remaining maturity of:                                   //////////////////
      (1) Three months or less ................................................................. 0343        10,700  M.2.a.(1)
      (2) Over three months through 12 months .................................................. 0344        51,736  M.2.a.(2)
      (3) Over one year through five years ..................................................... 0345        95,377  M.2.a.(3)
      (4) Over five years ...................................................................... 0346       209,676  M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)).... 0347       367,489  M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                               //////////////////
      (1) Quarterly or more frequently ......................................................... 4544        20,091  M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ...................... 4545           300  M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ............... 4551             0  M.2.b.(3)
      (4) Less frequently than every five years ................................................ 4552             0  M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)). 4553        20,391  M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total      //////////////////
      debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus       //////////////////
      nonaccrual debt securities included in Schedule RC-N, item 9, column C) .................. 0393       387,880  M.2.c.
3. Not applicable                                                                                //////////////////
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included //////////////////
   in Schedule RC-B, items 3 through 5, column A, above) ....................................... 5365             0  M.4.
5. Not applicable                                                                                //////////////////
6. Floating rate debt securities with a remaining maturity of one year or less (2), (4)          //////////////////
   (included in Memorandum items 2.b. (1) through 2.b.(4) above) ............................... 5519             0  M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or    //////////////////
   trading securities during the calendar year-to-date (report the amortized cost at date        //////////////////
   of sale or transfer) ........................................................................ 1778             0  M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale        //////////////////
   accounts in Schedule RC-B, item 4.b):                                                         //////////////////
   a. Amortized cost ........................................................................... 8780             0  M.8.a
   b. Fair value ............................................................................... 8781             0  M.8.b
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in         //////////////////
   Schedule RC-B, items 2, 3, and 5):                                                            //////////////////
   a. Amortized cost ........................................................................... 8782             0  M.9.a
   b. Fair value ............................................................................... 8783             0  M.9.b
                                                                                                 ---------------------
_____________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-6
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                              ------
                                                                                                                 C315  < -
                                                                                                ---------------------
                                                                    Dollar Amounts in Thousands  RCON  Bil  Mil Thou
---------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate:                                                                 //////////////////
    a. Construction and land development .......................................................  1415        28,450  1.a.
    b. Secured by farmland (including farm residential and other improvements) .................  1420            11  1.b.
    c. Secured by 1-4 family residential properties:                                              //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential properties and             //////////////////
           extended under lines of credit ......................................................  1797        98,285  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:                          //////////////////
           (a) Secured by first liens ..........................................................  5367       935,403  1.c.(2)(a)
           (b) Secured by junior liens .........................................................  5368       119,113  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties ...............................  1460         9,616  1.d.
    e. Secured by nonfarm nonresidential properties ............................................  1480       151,589  l.e.
 2. Loans to depository institution:                                                              //////////////////
    a. To commercial banks in the U.S.:                                                           //////////////////
       (1) To U.S. branches and agencies of foreign banks ......................................  1506             0  2.a.(1)
       (2) To other commercial banks in the U.S. ...............................................  1507             0  2.a.(2)
    b. To other depository institutions in the U.S. ............................................  1517             0  2.b.
    c. To banks in foreign countries:                                                             //////////////////
       (1) To foreign branches of other U.S. banks .............................................  1513             0  2.c.(1)
       (2) To other banks in foreign countries .................................................  1516             0  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers ........................  1590             0  3.
 4. Commercial and industrial loans:                                                              //////////////////
    a. To U.S. addressees (domicile) ...........................................................  1763       259,377  4.a.
    b. To non-U.S. addressees (domicile) .......................................................  1764             0  4.b.
 5. Acceptances of other banks:                                                                   //////////////////
    a. Of U.S. banks ...........................................................................  1756             0  5.a.
    b. Of foreign banks ........................................................................  1757             0  5.b.
 6. Loans to individuals for household, family, and other personal expenditures                   //////////////////
    (i.e. consumer loans) (includes purchased paper):                                             //////////////////
    a. Credit cards and related plans (includes check credit and other revolving credit plans)    2008        16,215  6.a.
    b. Other (includes single payment, installment, and all student loans) .....................  2011       222,129  6.b.
 7. Loans to foreign governments and official institutions (including foreign central banks) ...  2081             0  7.
 8. Obligations (other than securities and leases) of states and political subdivisions           //////////////////
    in the U.S. (includes nonrated industrial development obligations) .........................  2107         9,105  8.
 9. Other loans:                                                                                  //////////////////
    a. Loans for purchasing or carrying securities (secured and unsecured) .....................  1545         2,205  9.a.
    b. All other loans (exclude consumer loans) ................................................  1564        12,303  9.b.
10. Lease financing receivables (net of unearned income):                                         //////////////////
    a. Of U.S. addressees (domicile) ...........................................................  2182           118  10.a
    b. Of non-U.S. addressees (domicile) .......................................................  2183             0  10.b
11. LESS: Any unearned income on loans reflected in items 1-9 above ............................  2123             0  11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10                     //////////////////
    minus item 11) (must equal Schedule RC, item 4.a) ..........................................  2122     1,863,919  12.
                                                                                                 ----------------------

                                                                 14

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-7
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-C--CONTINUED

PART I. CONTINUED


Memoranda
                                                                                                --------------------
                                                                    Dollar Amounts in Thousands   RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above . . . . . . . . . . . . . . . . .   1496           0   M.1.
2. Loans and leases restructured and in compliance with modified terms (included in              //////////////////
   Schedule RC-C, part I, above and not reported as past due or nonaccrual in                    //////////////////
   Schedule RC-N, Memorandum item 1):                                                            //////////////////
   a. Loans secured by real estate:                                                              //////////////////
      (1) To U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1687             0 M.2.a.(1)
      (2) To non-U.S. addressees (domicile)  . . . . . . . . . . . . . . . . . . . . . . . . .   1689             0 M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals          //////////////////
      for household, family, and other personal expenditures)  . . . . . . . . . . . . . . . .   8691             0 M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of                      //////////////////
      non-U.S. addressees (domicile) included in Memorandum item 2.b above . . . . . . . . . .   8692             0 M.2.c.
3.  Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):  //////////////////
   a. Fixed rate loans and leases with a remaining maturity of:                                  //////////////////
      (1) Three months or less . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0348        68,604 M.3.a.(1)
      (2) Over three months through 12 months  . . . . . . . . . . . . . . . . . . . . . . . .   0349        47,599 M.3.a.(2)
      (3) Over one year through five years . . . . . . . . . . . . . . . . . . . . . . . . . .   0356       392,376 M.3.a.(3)
      (4) Over five years  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0357       118,718 M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)                     //////////////////
          through 3.a.(4)) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   0358       627,297 M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                                         //////////////////
      (1) Quarterly or more frequently . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4554       278,749 M.3.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly  . . . . . . . . . .   4555       917,997 M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than annually . . . . . . .   4561        29,520 M.3.b.(3)
      (4) Less frequently than every five years  . . . . . . . . . . . . . . . . . . . . . . .   4564         1,651 M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1) through 3.b.(4)). . . . .   4567     1,227,917 M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b(5))                        //////////////////
      (must equal the sum of total loans and leases, net, from Schedule RC-C, part I, item 12,   //////////////////
      plus unearned income from Schedule RC-C, part I, item 11, minus total nonaccrual           //////////////////
      loans and leases from Schedule RC-N, sum of items 1 through 8, column C) . . . . . . . .   1479     1,855,214  M.3.c.
   d. Floating rate loans with a remaining maturity of one year or less (included in             //////////////////
      Memorandum items 3.b.(1) through 3.b.(4) above)  . . . . . . . . . . . . . . . . . . . .   A246       126,954 M.3.d.
4. Loans to finance commercial real estate, construction, and land development activities        //////////////////
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b,              //////////////////
   page RC-6(2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2746        14,843 M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above) . . . . . . . . .   5369             5 M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential
   properties (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6). . . . . . . . .   5370       881,335 M.6.
                                                                                                --------------------
-------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-7a
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-C--CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the
"original amount" is the amount currently outstanding on the report date.  (2) For loan participations and syndications, the
"original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3)
For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's
   "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or      --------
   substantially all of the dollar volume of your bank's "Commercial and industrial loans to U.S.                       C318   < -
   addressees" reported in Schedule RC-C, part I, item 4.a, have original amounts of $100,000          ----------------------
   or less (If your bank has no loans outstanding in both of these two loan categories,                  RCON  YES        NO
   place an "X" in the box marked "NO" and go to item 5; otherwise, see instructions                   -----------------------
   for further information.) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6999        ///   X    1.
                                                                                                       -----------------------

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

                                                                                  -------------------
                                                                                    Number of Loans
                                                                                   ------------------
2. Report the total number of loans currently outstanding for each of the           RCON | //////////
   following Schedule RC-C, part I, loan categories:                               ------
   a. "Loans secured by nonfarm nonresidential properties" reported in             //////////////////
      Schedule RC-C, part I, item 1.e . . . . . . . . . . . . . . . . . . . . . .   5562         N/A   2.a.
   b. "Commercial and industrial loans to U.S. addressees" reported in             //////////////////
      Schedule RC-C, part I, item 4.a . . . . . . . . . . . . . . . . . . . . . .   5563         N/A   2.b.
                                                                                  --------------------

                                                                                  -----------------------------------
                                                                                    (Column A)       (Column B)
                                                                                                       Amount
                                                                                                      Currently
                                                                                  Number of Loans    Outstanding
                                                                                  -----------------------------------
                                                     Dollar Amounts in Thousands   RCON  ////////  RCON Bil Mil Thou
------------------------------------------------------------------------------------------        -------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm            /////////////////////////////////
   nonresidential properties" reported in Schedule RC-C, part I, item 1.e          /////////////////////////////////
   (sum of items 3.a through 3.c must be less than or equal to                     /////////////////////////////////
   Schedule RC-C, part I, item 1.e):                                               /////////////////////////////////
   a. With original amounts of $100,000 or less . . . . . . . . . . . . . . . . .  5564       156| 5565        5,299  3.a.
   b. With original amounts of more than $100,000 through $250,000  . . . . . . .  5566       164| 5567       18,902  3.b.
   c. With original amounts of more than $250,000 through $1,000,000  . . . . . .  5568       205| 5569       77,117  3.c.
4. Number and amount currently outstanding of "Commercial and industrial           /////////////////////////////////
   loans to U.S. addressees" reported in Schedule RC-C, part I, item 4.a           /////////////////////////////////
   (sum of items 4.a through 4.c must be less than or equal to                     /////////////////////////////////
   Schedule RC-C, part I, item 4.a):                                               /////////////////////////////////
   a. With original amounts of $100,000 or less . . . . . . . . . . . . . . . . .  5570     2,116| 5571       25,955  4.a.
   b. With original amounts of more than $100,000 through $250,000  . . . . . . .  5572       226| 5573       17,942  4.b.
   c. With original amounts of more than $250,000 through $1,000,000  . . . . . .  5574       148| 5575       34,354  4.c.
                                                                                  -----------------------------------

                                                          15a

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-7b
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-C-- CONTINUED

PART II. CONTINUED

AGRICULTURAL LOANS TO SMALL FARMS


5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I, item 1.b, AND all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" reported in Schedule RC-C, part I, item 3, have
   ORIGINAL AMOUNTS of $100,000 or less (if your bank has no loans outstanding in BOTH of                 YES        NO
   these two loan categories, place an "X" in the box marked "NO" and do not complete items        ______________________
   7 and 8; otherwise, see instructions for further information.)...............................   6860    X    ////         5.
                                                                                                    ______________________


If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items
6.a and 6.b and complete items 7 and 8 below.

                                                                                   --------------------
6. Report the total NUMBER of loans CURRENTLY OUTSTANDING for each of the             Number of Loans
   following Schedule RC-C, Part I, loan categories:                               --------------------
   a. "Loans secured by farmland (including farm residential and other             RCON  //////////////
      improvements)" reported in Schedule RC-C, part I, item 1.b.................  5576               1     6.a.
   b. "Loans to finance agricultural production and other loans to farmers"        ////////////////////
      reported in Scheduled RC-C, part I, item 3.................................  5577               0     6.b.
                                                                                   --------------------


                                                                        ----------------------------------------------
                                                                               (Column A)             (Column B)
                                                                                                        Amount
                                                                                                      Currently
                                                                            Number of Loans           Outstanding
                                                                        ----------------------------------------------
                                      Dollar Amounts in Thousands       RCON///////////////////// RCON  Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------
7. Number and amount CURRENTLY OUTSTANDING of "Loans secured by         //////////////////////////////////////////////
   farmland (including farm residential and other improvements)"        //////////////////////////////////////////////
   reported in Schedule RC-C, part I, item 1.b (sum of items 7.a        //////////////////////////////////////////////
   through 7.c must be less than or equal to Schedule RC-C, part        //////////////////////////////////////////////
   I, item 1.b):                                                        //////////////////////////////////////////////
   a. With ORIGINAL AMOUNTS of $100,000 or less ......................  5578               N/A    5579             N/A    7.a.
   b. With ORIGINAL AMOUNTS of more than $100,000 through $250,000 ...  5580               N/A    5581             N/A    7.b.
   c. With ORIGINAL AMOUNTS of more than $250,000 through $500,000 ...  5582               N/A    5583             N/A    7.c.
8. Number and amount CURRENTLY OUTSTANDING of "Loans to finance         //////////////////////////////////////////////
   agricultural production and other loans to farmers" reported in      //////////////////////////////////////////////
   Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must     //////////////////////////////////////////////
   be less than or equal to Schedule RC-C, part I, item 3):             //////////////////////////////////////////////
   a. With ORIGINAL AMOUNTS of $100,000 or less ......................  5584               N/A    5585             N/A    8.a.
   b. With ORIGINAL AMOUNTS of more than $100,000 through $250,000 . .  5586               N/A    5587             N/A    8.b.
   c. With ORIGINAL AMOUNTS of more than $250,000 through $500,000 . .  5588               N/A    5589             N/A    8.c.
                                                                        ----------------------------------------------



                                                               15b

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-8
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).


                                                                                                             ---------
                                                                                                                  C320   < -
                                                                                                             ---------
                                                                Dollar Amounts in Thousands       RCON  Bil  Mil   Thou
------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                            //////////////////////
 1. U.S. Treasury securities ..................................................................   3531                 0     1.
 2. U.S. Government agency and corporation obligations (exclude mortgage-backed securities) ...   3532                 0     2.
 3. Securities issued by states and political subdivisions in the U.S. ........................   3533                 0     3.
 4. Mortgage-backed securities (MBS):                                                             //////////////////////
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ...................   3534                 0     4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              //////////////////////
      (include CMOs, REMICs, and stripped MBS).................................................   3535                 0     4.b.
    c. All other mortgage-backed securities ...................................................   3536                 0     4.c.
 5. Other debt securities .....................................................................   3537                 0     5.
 6. Certificates of deposit ...................................................................   3538                 0     6.
 7. Commercial paper ..........................................................................   3539                 0     7.
 8. Banker's acceptance .......................................................................   3540                 0     8.
 9. Other trading assets ......................................................................   3541                 0     9.
10. Not applicable                                                                                //////////////////////
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     //////////////////////
    contracts .................................................................................   4549                 0    11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) .........   3545                 0    12.
                                                                                                  ----------------------



                                                                                                  RCON   Bil  Mil   Thou
LIABILITIES                                                                                       ----------------------
13. Liability for short positions .............................................................   3546                 0     13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    //////////////////////
    contracts .................................................................................   3547                 0     14.
15. Total trading liabilities (sum of items 13 and 14) must equal Schedule RC, item 15.b) .....   3548                 0     15.
                                                                                                  ----------------------

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                         Page RC-9
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-E--DEPOSIT LIABILITIES

                                                                                                  -------------
                                                                                                       C325       < -
                                                   ------------------------------------------------------------
                                                                                              Nontransaction
                                                           Transaction Accounts                  Accounts
                                                   ------------------------------------------------------------
                                                        (Column A)          (Column 3)        (Column C)
                                                     Total transaction      Memo: Total          Total
                                                    accounts (including   demand deposits    nontransaction
                                                       total demand        (included in         accounts
                                                         deposits)           column A)       (including MMDAs)
                                                    -----------------------------------------------------------
            Dollar Amounts in Thousands             RCON Bil Mil Thou    RCON Bil Mil Thou   RCON Bil Mil Thou
---------------------------------------------------------------------------------------------------------------
Deposits of:                                        //////////////////   //////////////////  //////////////////
1. Individuals, partnerships, and corporations....  2201       352,676   2240       200,578  2346     1,153,046   1.
2. U.S. Government................................  2202           645   2280           645  2520             0   2.
3. States and political subdivisions in the U.S...  2203         6,871   2290         2,817  2530         7,835   3.
4. Commercial banks in the U.S....................  2206           669   2310           669  2550             0   4.
5. Other depository institutions in the U.S.......  2207             0   2312             0  2349             0   5.
6. Banks in foreign countries.....................  2213             0   2320             0  2236             0   6.
7. Foreign governments and official institutions..  //////////////////   //////////////////  //////////////////
   (including foreign central banks)..............  2216             0   2300             0  2377             0   7.
8. Certified and official checks..................  2330         5,281   2330         5,281  //////////////////   8.
9. Total (sum of items 1 through 8) (sum of         //////////////////   //////////////////  //////////////////
   columns A and C must equal Schedule RC,          //////////////////   //////////////////  //////////////////
   item 13.a).....................................  2215       366,142   2210       209,990  2385     1,160,881   9.
---------------------------------------------------------------------------------------------------------------

Memoranda
                                                                                                 ------------------
                                                               Dollar Amounts in Thousands       RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                 //////////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts........................6835       113,517   M.1.a.
   b. Total brokered deposits....................................................................2365         4,996   M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):...................//////////////////
      (1) Issued in denominations of less than $100,000..........................................2343             0   M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than            //////////////////
          $100,000 and participated out by the broker in shares of $100,000 or less..............2344             0   M.1.c.(2)
   d. Maturity data for brokered deposits:                                                       //////////////////
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining       //////////////////
          maturity of one year or less (included in Memorandum item 1.c (1) above)...............A243             0   M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining         //////////////////
          maturity of one year or less (included in Memorandum item 1.b above)...................A244         4,996   M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.    //////////////////
      reported in item 3 above which are secured or collateralized as required under state law)..5590        11,911   M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must      //////////////////
   equal item 9, column C, above):                                                               //////////////////
   a. Savings deposits:                                                                          //////////////////
      (1) Money market deposit accounts (MMDAs)..................................................6810       276,918   M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)................................................0352       104,767   M.2.a.(2)
   b. Total time deposits of less than $100,000..................................................6648       678,368   M.2.b.
   c. Time certificates of deposit of $100,000 or more...........................................6645       100,828   M.2.c.
   d. Open-account time deposits of $100,000 or more.............................................6646             0   M.2.d.
3. All NOW accounts (included in column A above).................................................2398       102,717   M.3.
4. Not applicable                                                                                ------------------


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-10
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-E--CONTINUED

Memorandum (Continued)


                                                                                                 ------------------
                                                               Dollar Amounts in Thousands       RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000 (sum of Memorandum        //////////////////
   items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above): (1)                      //////////////////
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:               //////////////////
      (1) Three months or less...................................................................A225       158,657   M.5.a.(1)
      (2) Over three months through 12 months....................................................A226       364,683   M.5.a.(2)
      (3) Over one year..........................................................................A227       153,947   M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:           //////////////////
      (1) Quarterly or more frequently...........................................................A228         1,081   M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly........................A229             0   M.5.b.(2)
      (3) Less frequently than annually..........................................................A230             0   M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of             //////////////////
      on year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above)...............A231           597   M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates    //////////////////
   of deposit of $100,000 or more and open-account time deposits of $100,000 or more)            //////////////////
   (sum if Memorandum items 6.a.(1) through 6.b(4) must equal the sum of Memorandum items        //////////////////
   2.c and 2.d above):(1)                                                                        //////////////////
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:                 //////////////////
      (1) Three months or less...................................................................A232        43,083   M.6.a.(1)
      (2) Over three months through 12 months....................................................A233        39,373   M.6.a.(2)
      (3) Over one year through five years.......................................................A234        18,372   M.6.a.(3)
      (4) Over five years........................................................................A235             0   M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:             //////////////////
      (1) Quarterly or more frequently...........................................................A236             0   M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly........................A237             0   M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually.................A238             0   M.6.b.(3)
      (4) Less frequently than every five years..................................................A239             0   M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of               //////////////////
      one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above)..............A240             0   M.6.c.
                                                                                                 ------------------
----------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-11
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-F--OTHER ASSETS

                                                                                                   --------
                                                                                                       C330   < -
                                                                                         ------------------
                                                             Dollar Amounts in Thousands  RCON Bil Mil Thou
---------------------------------------------------------------------------------------- ------------------
1.  Income earned, not collected on loans...............................................  2164       11,042 1.
2.  Net deferred tax assets(1)..........................................................  2148       10,500 2.
3.  Excess residential mortgage servicing fees receivable...............................  5371          190 3.
4.  Other (itemize and describe amounts that exceed 25% of this item)...................  2168       10,170 4.
       ----------                                                    -------------------
    a.  TEXT 3549  INCOME EARNED, NOT COLLECTED ON INVESTMENTS         RCON 3549   5,184  ///////////////// 4.a.
       ----------  --------------------------------------------------
    b.  TEXT 3550  CASH SURRENDER VALUE LIFE INSURANCE                 RCON 3550   3,215  ///////////////// 4.b.
       ----------  --------------------------------------------------
    c.  TEXT 3551                                                      RCON 3551          ///////////////// 4.c.
       ----------  ---------------------------------------------------------------------
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11)..................  2160       31,902 5.
                                                                                         ------------------

Memorandum
                                                                                         ------------------
                                                             Dollar Amounts in Thousands  RCON Bil Mil Thou
---------------------------------------------------------------------------------------- ------------------
1.  Deferred tax assets disallowed for regulatory capital purposes......................  5610            0 M.1.
                                                                                         ------------------

SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                   --------
                                                                                                       C335  < -
                                                                                         ------------------
                                                             Dollar Amounts in Thousands  RCON Bil Mil Thou
---------------------------------------------------------------------------------------- ------------------
1.  a.  Interest accrued and unpaid on deposits(2)......................................  3645       11,915 1.a.
    b.  Other expenses accrued and unpaid (includes accrued income taxes payable).......  3646       16,695 1.b.
2.  Net deferred tax liabilities(1).....................................................  3049            0 2.
3.  Minority interest in consolidated subsidiaries......................................  3000            0 3.
4.  Other (itemize and describe amounts that exceed 25% of this item)...................  2938            0 4.
       ----------                                                    -------------------
    a.  TEXT 3552                                                      RCON 3552          ///////////////// 4.a.
       ----------  --------------------------------------------------
    b.  TEXT 3553                                                      RCON 3553          /////////////////  4.b.
       ----------  --------------------------------------------------
    c.  TEXT 3554                                                      RCON 3554          /////////////////  4.c.
       ----------  ---------------------------------------------------------------------
5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)..................  2930       28,610 5.
                                                                                         ------------------
----------------------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, includes "dividends" accrued and unpaid on deposits.

                                             19

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-12
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-K--Quarterly Averages (1)

                                                                                                   --------
                                                                                                       C355  < -
                                                                                         ------------------
                                                             Dollar Amounts in Thousands  RCON Bil Mil Thou
---------------------------------------------------------------------------------------- ------------------
ASSETS                                                                                    /////////////////
 1.  Interest-bearing balances due from depository institutions.........................  3381          745  1.
 2.  U.S. Treasury securities and U.S. Government agency and corporation obligations(2).  3382      249,813  2.
 3.  Securities issued by states and political subdivisions in the U.S.(2)..............  3383      142,825  3.
 4.  a.  Other debt securities(2).......................................................  3647        2,001  4.a.
     b.  Equity securities(3) (includes investments in mutual funds and
         Federal Reserve stock).........................................................  3648       31,779  4.b.
 5.  Federal funds sold and securities purchased under agreements to resell.............  3365            0  5.
 6.  Loans:                                                                               /////////////////
     a.  Total loans....................................................................  3360    1,827,904  6.a.
     b.  Loans secured by real estate...................................................  3385    1,317,671  6.b.
     c.  Loans to finance agricultural production and other loans to farmers............  3386            2  6.c.
     d.  Commercial and industrial loans................................................  3387      258,262  6.d.
     e.  Loans to individuals for household, family, and other personal expenditures....  3388      228,199  6.e.
 7.  Trading assets.....................................................................  3401            0  7.
 8.  Lease financing receivables (net of unearned income)...............................  3484          703  8.
 9.  Total assets(4)....................................................................  3368    2,359,776  9.
LIABILITIES                                                                               /////////////////
10.  Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone     /////////////////
     and preauthorized transfer accounts) (exclude demand deposits).....................  3485      162,335 10.
11.  Nontransaction accounts:                                                             /////////////////
     a.  Money market deposit accounts (MMDAs)..........................................  3486      270,966 11.a.
     b.  Other savings deposits.........................................................  3487      106,613 11.b.
     c.  Time certificates of deposit of $100,000 or more...............................  3345       96,258 11.c.
     d.  All other time deposits........................................................  3469      701,120 11.d.
12.  Federal funds purchased and securities sold under agreements to repurchase.........  3353      246,329 12.
13.  Other borrowed money...............................................................  3355      333,728 13.

---------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities
    (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-13
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                                                               ---------
                                                                                                                  C360      < -
                                                                                                    --------------------
                                                                     Dollar Amounts in Thousands     RCON  Bil  Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Unused commitments:                                                                                //////////////////
   a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity       //////////////////
      lines ......................................................................................    3814       106,019    1.a.
   b. Credit card lines ..........................................................................    3815        19,507    1.b.
   c. Commercial real estate, construction, and land development:                                     //////////////////
      (1) Commitments to fund loans secured by real estate .......................................    3816         9,132   1.c.(1)
      (2) Commitments to fund loans not secured by real estate ...................................    6550             0   1.c.(2)
   d. Securities underwriting ....................................................................    3817            13   1.d.
   e. Other unused commitments ...................................................................    3818       168,788   1.e.
2. Financial standby letters of credit ...........................................................    3819        13,089   2.
                                                                        --------------------------
   a. Amount of financial standby letters of credit conveyed to others    RCON 3820          3,691    //////////////////   2.a.
                                                                        --------------------------
3. Performance standby letters of credit .........................................................    3821         1,159   3.
                                                                        --------------------------
   a. Amount of performance standby letters of credit conveyed to others  RCON 3822              0    //////////////////   3.a.
                                                                        --------------------------
4. Commercial and similar letters of credit ......................................................    3411        11,022   4.
5. Participations in acceptances (as described in the instructions) conveyed to others by the         //////////////////
   reporting bank ................................................................................    3428             0   5.
6. Participations in acceptances (as described in the instructions) acquired by the reporting         //////////////////
   (nonaccepting) bank ...........................................................................    3429         3,896   6.
7. Securities borrowed ...........................................................................    3432             0   7.
8. Securities lent (including customers' securities lent where the customer is indemnified            //////////////////
   against loss by the reporting bank) ...........................................................    3433        43,480   8.
9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold             //////////////////
   for Call Report purposes:                                                                          //////////////////
   a. FNMA and FHLMC residential mortgage loan pools:                                                 //////////////////
      (1) Outstanding principal balance of mortgages transferred as of the report date ...........    3650             0   9.a.(1)
      (2) Amount of recourse exposure on these mortgages as of the report date ...................    3651             0   9.a.(2)
   b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:                  //////////////////
      (1) Outstanding principal balance of mortgages transferred as of the report date ...........    3652             0   9.b.(1)
      (2) Amount of recourse exposure on these mortgages as of the report date ...................    3653             0   9.b.(2)
   c. Farmer Mac agricultural mortgage loan pools:                                                    //////////////////
      (1) Outstanding principal balance of mortgages transferred as of the report date ...........    3654             0   9.c.(1)
      (2) Amount of recourse exposure on these mortgages as of the report date ...................    3655             0   9.c.(2)
   d. Small business obligations transferred with recourse under Section 208 of the                   //////////////////
      Riegle Community Development and Regulatory Improvement Act of 1994:                            //////////////////
      (1) Outstanding principal balance of small business obligations transferred                     //////////////////
          as of the report date ..................................................................    A249             0   9.d.(1)
      (2) Amount of retained recourse on these obligations as of the report date .................    A250             0   9.d.(2)
10. When-issued securities:                                                                           //////////////////
    a. Gross commitments to purchase .............................................................    3434             0  10.a.
    b. Gross commitments to sell .................................................................    3435             0  10.b.
11. Spot foreign exchange contracts ..............................................................    8765             0  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and      //////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")    3430             0  12.
     -----------                                               -----------------------------------    //////////////////
   a. TEXT 3555                                                  RCON 3555                            //////////////////  12.a.
     ----------------------------------------------------------
   b. TEXT 3556                                                  RCON 3556                            //////////////////  12.b.
     ----------------------------------------------------------
   c. TEXT 3557                                                  RCON 3557                            //////////////////  12.c.
     ----------------------------------------------------------
   d. TEXT 3558                                                  RCON 3558                            //////////////////  12.d.
     -----------------------------------------------------------------------------------------------------------------------------


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-14
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-L--CONTINUED


                                                                                                    --------------------
                                                                     Dollar Amounts in Thousands     RCON  Bil  Mil Thou
------------------------------------------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and           ////////////////
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")    5591           0    13.
     -----------                                               -----------------------------------    ////////////////
   a. TEXT 5592                                                  RCON 5592                            ////////////////   13.a.
     ----------------------------------------------------------
   b. TEXT 5593                                                  RCON 5593                            ////////////////   13.b.
     ----------------------------------------------------------
   c. TEXT 5594                                                  RCON 5594                            ////////////////   13.c.
     ----------------------------------------------------------
   d. TEXT 5595                                                  RCON 5595                            ////////////////   13.d.
     -----------------------------------------------------------------------------------------------------------------------------


                                                                                                          ------------
                                                                                                                C361    < -
                                         -----------------------------------------------------------------------------
                                              (Column A)         (Column B)          (Column C)          (Column D)
            Dollar Amounts in Thousands     Interest Rate     Foreign Exchange    Equity Derivative     Commodity and
---------------------------------------
      Off-balance Sheet Derivatives            Contracts           Contracts           Contracts        Other Contracts
                                         ------------------- ------------------- ------------------- ------------------
          Position Indicators             Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
---------------------------------------  ------------------- ------------------- ------------------- ------------------
14. Gross amounts (e.g., notional         /////////////////   /////////////////   /////////////////   ////////////////
    amounts) (for each column, sum of     /////////////////   /////////////////   /////////////////   ////////////////
    items 14.a through 14.e must equal    /////////////////   /////////////////   /////////////////   ////////////////
    sum of items 15, 16.a, and 16.b):     /////////////////   /////////////////   /////////////////   ////////////////
                                         ------------------- ------------------- -------------------  ----------------
    a. Futures contracts ...............                  0                   0                   0                 0    14.a.
                                         ------------------- ------------------- -------------------  ----------------
                                              RCON 8693          RCON 8694            RCON 8695            RCON 8696
                                         ------------------- ------------------- -------------------  ----------------
    b. Forward contracts ...............                  0                   0                   0                 0    14.b.
                                         ------------------- ------------------- -------------------  ----------------
                                              RCON 8697          RCON 8698            RCON 8699            RCON 8700
                                         ------------------- ------------------- -------------------  ----------------
    C. Exchange-traded option contracts:  /////////////////   /////////////////   /////////////////    ///////////////
                                         ------------------- ------------------- -------------------  ----------------
       (1) Written options .............                  0                   0                   0                 0    14.c.(1)
                                         ------------------- ------------------- -------------------  ----------------
                                              RCON 8701          RCON 8702            RCON 8703            RCON 8704
                                         ------------------- ------------------- -------------------  ----------------
       (2) Purchased options ...........                  0                   0                   0                 0    14.c.(2)
                                         ------------------- ------------------- -------------------  ----------------
                                              RCON 8705          RCON 8706            RCON 8707            RCON 8708
                                         ------------------- ------------------- -------------------  ----------------
    d. Over-the-counter option contracts: /////////////////   /////////////////   /////////////////     //////////////
                                         ------------------- ------------------- -------------------  ----------------
       (1) Written options .............                  0                   0                   0                 0    14.d.(1)
                                         ------------------- ------------------- -------------------  ----------------
                                              RCON 8709          RCON 8710             RCON 8711            RCON 8712
                                         ------------------- ------------------- -------------------  ----------------
       (2) Purchased options ...........            150,000                   0                   0                 0    14.d.(2)
                                         ------------------- ------------------- -------------------  ----------------
                                              RCON 8713          RCON 8714             RCON 8715             RCON 8716
                                         ------------------- ------------------- -------------------  ----------------
    e. Swaps ...........................             30,000                   0                   0                 0    14.e.
                                         ------------------- ------------------- -------------------  ----------------
                                              RCON 3450          RCON 3826             RCON 8719             RCON 8720
                                         ------------------- ------------------- -------------------  ----------------
15. Total gross notional amount of        /////////////////   /////////////////   /////////////////     //////////////
    derivative contracts held for
    trading ............................                  0                   0                   0                 0    15.
                                         ------------------- ------------------- --------------------  ---------------
                                               RCON A126         RCON A127             RCON 8723             RCON 8724
                                         ------------------- ------------------- --------------------  ---------------
16. Total gross notional amount of        /////////////////   /////////////////   /////////////////     //////////////
    derivative contracts held for         /////////////////   /////////////////   /////////////////     //////////////
    purposes other than trading:          /////////////////   /////////////////   /////////////////     //////////////
                                         ------------------- ------------------- --------------------  ---------------
    a. Contracts marked to market ......                  0                   0                    0                0    16.a.
                                         ------------------- ------------------- --------------------  ---------------
                                               RCON 8725         RCON 8726             RCON 8727             RCON 8728
                                         ------------------- ------------------- --------------------  ---------------
    b. Contracts not marked to market ..            180,000                   0                    0                0    16.b.
                                         ------------------- ------------------- --------------------  ---------------
                                               RCON 8729         RCON 8730              RCON 8731             RCON8732
                                         ------------------- ------------------- --------------------  ---------------


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-15
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-L--CONTINUED


                                       (Column A)           (Column B)             (Column C)             (Column D)
   Dollar Amounts in Thousands       Interest Rate       Foreign Exchange       Equity Derivative       Commodity and
---------------------------------
 Off-balance Sheet Derivatives         Contracts             Contracts              Contracts          Other Contracts
                                  --------------------  --------------------   --------------------  --------------------
   Position Indicators            RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou  RCON  Bil  Mil  Thou
--------------------------------  --------------------  --------------------   --------------------  --------------------
17.  Gross fair values:           ////////////////////  ////////////////////   ////////////////////  ////////////////////
     a. Contracts held for        ////////////////////  ////////////////////   ////////////////////  ////////////////////
        trading:                  ////////////////////  ////////////////////   ////////////////////  ////////////////////
        (1) Gross positive        ////////////////////  ////////////////////   ////////////////////  ////////////////////
            fair value .........  8733               0  8734               0   8735               0  8736               0  17.a.(1)
        (2) Gross negative        ////////////////////  ////////////////////   ////////////////////  ////////////////////
            fair value .........  8737               0  8738               0   8739               0  8740               0  17.a.(2)
     b. Contracts held for        ////////////////////  ////////////////////   ////////////////////  ////////////////////
        purposes other than       ////////////////////  ////////////////////   ////////////////////  ////////////////////
        trading that are marked   ////////////////////  ////////////////////   ////////////////////  ////////////////////
        to market:                ////////////////////  ////////////////////   ////////////////////  ////////////////////
        (1) Gross positive        ////////////////////  ////////////////////   ////////////////////  ////////////////////
            fair value .........  8741               0  8742               0   8743               0  8744               0  17.b.(1)
        (2) Gross negative        ////////////////////  ////////////////////   ////////////////////  ////////////////////
            fair value .........  8745               0  8746               0   8747               0  8748               0  17.b.(2)
     c. Contracts held for        ////////////////////  ////////////////////   ////////////////////  ////////////////////
        purposes other than       ////////////////////  ////////////////////   ////////////////////  ////////////////////
        trading that are not      ////////////////////  ////////////////////   ////////////////////  ////////////////////
        marked to market:         ////////////////////  ////////////////////   ////////////////////  ////////////////////
        (1) Gross positive        ////////////////////  ////////////////////   ////////////////////  ////////////////////
            fair value .........  8749             254  8750               0   8751               0  8752               0  17.c.(1)
        (2) Gross negative        ////////////////////  ////////////////////   ////////////////////  ////////////////////
            fair value .........  8753               0  8754               0   8755               0  8756               0  17.c.(2)
                                  ---------------------------------------------------------------------------------------


Memoranda                                                                                            --------------------
                                                                      Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------    --------------------
1.-2. Not applicable                                                                                 ////////////////////
3. Unused commitments with an original maturity exceeding one year that are reported in              ////////////////////
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of                   ////////////////////
   commitments that are fee paid or otherwise legally binding) ..................................    3833         136,077  M.3.
   a. Participants in commitments with an original maturity                                          ////////////////////
      exceeding one year conveyed to others .................................. | RCON 3834 |    0    ////////////////////  M.3.a.
4. To be completed only by banks with $1 billion or more in total assets:                            ////////////////////
   Standby letters of credit (both financial and performance) issued to non-U.S. addressees          ////////////////////
   (domicile) included in Schedule RC-L, items 2 and 3, above ...................................    3377               0  M.4.
5. Installment loans to individuals for household, family, and other personal expenditures that      ////////////////////
   have been securitized and sold without recourse (with servicing retained), amounts                ////////////////////
   outstanding by type of loan:                                                                      ////////////////////
   a. Loans to purchase private passenger automobiles (TO BE COMPLETED FOR THE                       ////////////////////
      SEPTEMBER REPORT ONLY) ....................................................................    2741             N/A  M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) ................................    2742               0  M.5.b.
   c. All other consumer installment credit (including mobile home loans) (TO BE COMPLETED FOR       ////////////////////
      THE SEPTEMBER REPORT ONLY) ................................................................    2743             N/A  M.5.c.
                                                                                                    ---------------------

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-16
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-M--MEMORANDA

                                                                                                                  -------
                                                                                                                     C365  < -
                                                                                                     --------------------
                                                                      Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------    --------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal        ////////////////////
   shareholders, and their related interests as of the report date:                                  ////////////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal   ////////////////////
      shareholders, and their related interests .................................................    6164           7,673  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of      ////////////////////
      all extensions of credit by the reporting bank (including extensions of credit to              ////////////////////
      related interests) equals or exceeds the lesser of $500,000 or 5 percent             Number    ////////////////////
                                                                                           ------
      of total capital as defined for this purpose in agency regulations     | RCON 6165 |      2    ////////////////////  1.b.
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches         ////////////////////
   and agencies of FOREIGN BANKS(1) (included in Schedule RC, items 3.a and 3.b) ................    3405               0  2.
3. Not applicable.                                                                                   ////////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others        ////////////////////
   (include both retained servicing and purchased servicing):                                        ////////////////////
   a. Mortgages serviced under a GNMA contract ..................................................    5500         624,979  4.a.
   b. Mortgages serviced under a FHLMC contract:                                                     ////////////////////
      (1) Serviced with recourse to servicer ....................................................    5501               0  4.b.(1)
      (2) Serviced without recourse to servicer .................................................    5502               0  4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                      ////////////////////
      (1) Serviced under a regular option contract ..............................................    5503               0  4.c.(1)
      (2) Serviced under a special option contract ..............................................    5504               0  4.c.(2)
   d. Mortgages serviced under other servicing contracts ........................................    5505               0  4.d.
5. To be completed only by banks with $1 billion or more in total assets:                            ////////////////////
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must       ////////////////////
   equal Schedule RC, item 9):                                                                       ////////////////////
   a. U.S. addressees (domicile) ................................................................    2103               0  5.a.
   b. Non-U.S. addressees (domicile) ............................................................    2104               0  5.b.
6. Intangible assets:                                                                                ////////////////////
   a. Mortgage servicing rights .................................................................    3164           1,518  6.a.
   b. Other identifiable intangible assets:                                                          ////////////////////
      (1) Purchased credit card relationships ...................................................    5506               0  6.b.(1)
      (2) All other identifiable intangible assets ..............................................    5507               0  6.b.(2)
   c. Goodwill ..................................................................................    3163          33,718  6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ....................    2143          35,236  6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or   ////////////////////
      are otherwise qualifying for regulatory capital purposes ..................................    6442               0  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to               ////////////////////
   redeem the debt ..............................................................................    3295               0  7.
                                                                                                     --------------------
-----------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

                                       24

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-17
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-M--CONTINUED

                                                                                                       -----------------
                                                                         Dollar Amounts in Thousands   RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
8.  a. Other real estate owned:                                                                         ///////////////
       (1) Direct and indirect investments in real estate ventures . . . . . . . . . . . . . . . . . .  5372          0  8.a.(1)
       (2) All other real estate owned:                                                                 ///////////////
           (a) Construction and land development . . . . . . . . . . . . . . . . . . . . . . . . . . .  5508         58  8.a.(2)(a)
           (b) Farmland. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5509          0  8.a.(2)(b)
           (c) 1-4 family residential properties . . . . . . . . . . . . . . . . . . . . . . . . . . .  5510        305  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties. . . . . . . . . . . . . . . . . . . . .  5511          0  8.a.(2)(d)
           (e) Nonfarm nonresidential properties . . . . . . . . . . . . . . . . . . . . . . . . . . .  5512         79  8.a.(2)(e)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) . . . . . . . . .  2150        442  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                             ///////////////
       (1) Direct and indirect investments in real estate ventures . . . . . . . . . . . . . . . . . .  5374          0  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies . . . . . . .  5375          0  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) . . . . . . . . .  2130          0  8.b.(3)
    c. TOTAL ASSETS of unconsolidated subsidiaries and associated companies. . . . . . . . . . . . . .  5376          0  8.c.
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC, item 23,       ///////////////
    "Perpetual preferred stock and related surplus". . . . . . . . . . . . . . . . . . . . . . . . . .  3778          0  9.
10. Mutual fund and annuity sales during the quarter (including proprietary, private label,             ///////////////
    and third party products):                                                                          ///////////////
    a. Money market funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6441     26,428  10.a.
    b. Equity securities funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8427      6,955  10.b.
    c. Debt securities funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8428      3,439  10.c.
    d. Other mutual funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8429      3,405  10.d.
    e. Annuities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8430      4,472  10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through                  ///////////////
       10.e above) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8784     30,573  10.f.
                                                                                                       -----------------

------------------------------------------------------------------------------------------------------------------------------

    Memorandum                                                                                         -----------------
                                                                         Dollar Amounts in Thousands   RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  Interbank holdings of capital instruments (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY):           ///////////////
    a. Reciprocal holdings of banking organizations' capital instuments. . . . . . . . . . . . . . . .  3836        N/A  M.1.a.
    b. Nonreciprocal holdings of banking organizations' capital instruments. . . . . . . . . . . . . .  3837        N/A  M.1.b.
                                                                                                       -----------------
------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-18
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                                                                        ------
                                                                                                          C370   < -
                                                       -------------------------------------------------------
The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 10,           (Column A)          (Column B)         (Column C)
column A, and in Memorandum items 2 through 4,              Past due          Past due 90         Nonaccrual
column A, as confidential.                               30 through 89       days or more
                                                         days and still        and still
                                                            accruing           accruing
                                                       ---------------------------------------------------------
                          Dollar Amounts in Thousands  RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
----------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                        ///////////////     ///////////////     ///////////////
   a. To U.S. addressees (domicile). . . . . . . . . .  1245     12,714     1246      1,013     1247      8,461     1.a.
   b. To non-U.S. addressees (domicile). . . . . . . .  1248          0     1249          0     1250          0     1.b.
2. Loans to depository institutions and acceptances     ///////////////     ///////////////     ///////////////
   of other banks:                                      ///////////////     ///////////////     ///////////////
   a. To U.S. banks and other U.S. depository           ///////////////     ///////////////     ///////////////
      institutions . . . . . . . . . . . . . . . . . .  5377          0     5378          0     5379          0     2.a.
   b. To foreign banks . . . . . . . . . . . . . . . .  5380          0     5381          0     5382          0     2.b.
3. Loans to finance agricultural production and         ///////////////     ///////////////     ///////////////
   other loans to farmers. . . . . . . . . . . . . . .  1594          0     1597          0     1583          0     3.
4. Commercial and industrial loans:                     ///////////////     ///////////////     ///////////////
   a. To U.S. addressees (domicile). . . . . . . . . .  1251     16,549     1252        250     1253        220     4.a.
   b. To non-U.S. addressees (domicile). . . . . . . .  1254          0     1255          0     1256          0     4.b.
5. Loans to individuals for household, family, and      ///////////////     ///////////////     ///////////////
   other personal expenditures:                         ///////////////     ///////////////     ///////////////
   a. Credit cards and related plans . . . . . . . . .  5383        243     5384        104     5385          0     5.a.
   b. Other (includes single payment, installment,      ///////////////     ///////////////     ///////////////
      and all student loans) . . . . . . . . . . . . .  5386      1,486     5387         50     5388         24     5.b.
6. Loans to foreign governments and official            ///////////////     ///////////////     ///////////////
   institutions. . . . . . . . . . . . . . . . . . . .  5389          0     5390          0     5391          0     6.
7. All other loans . . . . . . . . . . . . . . . . . .  5459          0     5460          0     5461          0     7.
8. Lease financing receivables:                         ///////////////     ///////////////     ///////////////
   a. Of U.S. addressees (domicile). . . . . . . . . .  1257          0     1258          0     1259          0     8.a.
   b. Of non-U.S. addressees (domicile). . . . . . . .  1271          0     1272          0     1791          0     8.b.
9. Debt securities and other assets (exclude other      ///////////////     ///////////////     ///////////////
   real estate owned and other repossessed assets) . .  3505          0     3506          0     3507          0     9.
                                                        --------------------------------------------------------

-------------------------------------------------------------------------------

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                       ---------------------------------------------------------
                                                       RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
                                                       ---------------------------------------------------------
10.  Loans and leases reported in items 1
     through 8 above which are wholly or partially      ///////////////     ///////////////     ///////////////
     guaranteed by the U.S. Government . . . . . . . .  5612      7,647     5613          0     5614          0    10.
     a. Guaranteed portion of loans and leases          ///////////////     ///////////////     ///////////////
        included in item 10 above. . . . . . . . . . .  5615      7,634     5616          0     5617          0    10.a.
                                                       ---------------------------------------------------------

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-19
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-N--CONTINUED

                                                                                                              --------
                                                                                                                C373    < -
                                                     -----------------------------------------------------------------
                                                         (Column A)             (Column B)            (Column C)
                                                          Past Due              Past due 90           Nonaccrual
                                                        30 through 89          days or more
                                                        days and still           and still
                                                          accruing               accruing
Memoranda                                            -----------------------------------------------------------------
                         Dollar Amounts in Thousands  RCON  Bil Mil Thou    RCON  Bil Mil Thou    RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.  Restructured loans and leases included in         //////////////////    //////////////////    //////////////////
    Schedule RC-N, items 1 through 8, above (and not  //////////////////    //////////////////    //////////////////
    reported in Schedule RC-C, part I, Memorandum     //////////////////    //////////////////    //////////////////
    item 2) . . . . . . . . . . . . . . . . . . . . . 1658             0    1659             0    1661             0    M.1.
2.  Loans to finance commerical real estate,          //////////////////    //////////////////    //////////////////
    construction, and land development activities     //////////////////    //////////////////    //////////////////
    (not SECURED BY REAL ESTATE) included in          //////////////////    //////////////////    //////////////////
    Schedule RC-N, items 4 and 7, above . . . . . . . 6558         2,768    6559             0    6560             0    M.2.
3.  Loans secured by real estate (sum of              //////////////////    //////////////////    //////////////////
    Memorandum items 3.a through 3.e must             //////////////////    //////////////////    //////////////////
    equal sum of Schedule RC-N, items 1.a and         //////////////////    //////////////////    //////////////////
    1.b, above):                                      //////////////////    //////////////////    //////////////////
    a. Construction and land development. . . . . . . 2759           133    2769             0    3492           190    M.3.a.
    b. Secured by farmland. . . . . . . . . . . . . . 3493             0    3494             0    3495             0    M.3.b.
    c. Secured by 1-4 family residential properties:  //////////////////    //////////////////    //////////////////
       (1) Revolving, open-end loans secured by       //////////////////    //////////////////    //////////////////
           1-4 family residential properties and      //////////////////    //////////////////    //////////////////
           extended under lines of credit . . . . . . 5398           402    5399            23    5400           293    M.3.c.(1)
       (2) All other loans secured by 1-4 family      //////////////////    //////////////////    //////////////////
           residential properties . . . . . . . . . . 5401         7,564    5402           150    5403         4,082    M.3.c.(2)
    d. Secured by multifamily (5 or more) residential //////////////////    //////////////////    //////////////////
       properties . . . . . . . . . . . . . . . . . . 3499             0    3500             0    3501         2,688    M.3.d.
    e. Secured by nonfarm nonresidential properties . 3502         4,615    3503           840    3504         1,208    M.3.e.
                                                     -----------------------------------------------------------------

                                                     -------------------------------------------
                                                          (Column A)           (Column B)
                                                          Past due 30          Past due 90
                                                        through 89 days        days or more
                                                     -------------------------------------------
                       Dollar Amounts in Thousands    RCON  Bil Mil Thou    RCON  Bil Mil Thou
------------------------------------------------------------------------------------------------
4.  Interest rate, foreign exchange rate, and other   //////////////////    //////////////////
    commodity and equity contracts:                   //////////////////    //////////////////
    a. Book value of amounts carried as assets. . . . 3522             0    3528             0     M.4.a.
    b. Replacement cost of contracts with a           //////////////////    //////////////////
       positive replacement cost  . . . . . . . . . . 3529             0    3530             0     M.4.b.



Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-20
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE ASSESSMENTS

                                                                                                              --------
                                                                                                                C375    < -
                                                                                                ----------------------
                                                               Dollar Amounts in Thousands        RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
1.  Unposted debits (see instructions):                                                           //////////////////
    a. Actual amount of all unposted debits . . . . . . . . . . . . . . . . . . . . . . . . . .   0030             0    1.a.
       OR                                                                                         //////////////////
    b. Separate amount of unposted debits:                                                        //////////////////
       (1) Actual amount of unposted debits to demand depostis. . . . . . . . . . . . . . . . .   0031           N/A    1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) . . . . . . . . . .   0032           N/A    1.b.(2)
2.  Unposted credits (see instructions):                                                          //////////////////
    a. Actual amount of all unposted credits. . . . . . . . . . . . . . . . . . . . . . . . . .   3510             0    2.a.
       OR                                                                                         //////////////////
    b. Separate amount of unposted credits:                                                       //////////////////
       (1) Actual amount of unposted credits to demand deposits . . . . . . . . . . . . . . . .   3512           N/A    2.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) . . . . . . . . . .   3514           N/A    2.b.(2)
3.  Uninvested trust funds (cash) held in bank's own trust department (not included               //////////////////
    in total deposits)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3520             0    3.
4.  Deposits of consolidated subsidiaries (not included in total deposits):                       //////////////////
    a. Demand deposits of consolidated subsidiaries . . . . . . . . . . . . . . . . . . . . . .   2211             0    4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries. . . . . . . . . . . . . . . .   2351             0    4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries . . . . . . . . . .   5514             0    4.c.
                                                                                                ----------------------
5.  Not applicable.

                                                                                                ----------------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the            //////////////////
Federal Reserve to act as pass-through correspondents.                                            //////////////////
6.  Reserve balances actually passed through to the Federal Reserve by the reporting bank on      //////////////////
    behalf of its respondent depository institutions that are also reflected as deposit           //////////////////
    liabilities of the reporting bank:                                                            //////////////////
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B) .   2314             0    6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4 or 5,  //////////////////
       column A or C, but not column B) . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2315             0    6.b.
7.  Unamortized premiums and discounts on time and savings deposits:(1)                           //////////////////
    a. Unamortized premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5516             0    7.a.
    b. Unamortized discounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5517             0    7.b.
                                                                                                ----------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                ----------------------
8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."                                                //////////////////
   Total "Adusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of    //////////////////
   the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) . .   5518       663,091    8.
                                                                                                ----------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                ----------------------
9.  Deposits in lifeline accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5596 /////////////    9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total           //////////////////
    deposits) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8432             0   10.
                                                                                                ----------------------

_______________
(1)  For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-21
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076



SCHEDULE RC-O--CONTINUED

                                                                                                 ----------------------
                                                                     Dollar Amounts in Thousands   RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal                //////////////////
    demand balances:                                                                               //////////////////
    a. Amount by which demand deposits would be reduced if reciprocal demand balances              //////////////////
       between the reporting bank and savings associations were reported on a net basis            //////////////////
       rather than a gross basis in Schedule RC-E ..............................................   8785             0   11.a
    b. Amount by which demand deposits would be increased if reciprocal demand balances            //////////////////
       between the reporting bank and U.S. branches and agencies of foreign banks were             //////////////////
       reported on a gross basis rather than a net basis in Schedule RC-E ......................   A181             0   11.b.
    c. Amount by which demand deposits would be reduced if cash items in process of                //////////////////
       collection were included in the calculation of net reciprocal demand balances between       //////////////////
       the reporting bank and the domestic offices of U.S. banks and savings associations          //////////////////
       in Schedule RC-E ........................................................................   A182             0   11.c.
                                                                                                 ----------------------


Memoranda (to be completed each quarter except as noted)
                                                                                                 ----------------------
                                                                     Dollar Amounts in Thousands   RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal              //////////////////
   Schedule RC, item 13.a):                                                                        //////////////////
   a. Deposit accounts of $100,000 or less:                                                        //////////////////
      (1) Amount of deposit accounts of $100,000 or less .......................................   2702     1,250,834   M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (TO BE        --------------Number------  //////////////////
          COMPLETED FOR THE JUNE REPORT ONLY) ........................   RCON 3779       185,959   //////////////////   M.1.a.(2)
   b. Deposit accounts of more than $100,000:                                                      //////////////////
      (1) Amount of deposit accounts of more than $100,000 .....................................   2710       276,189   M.1.b.(1)
                                                                      --------------Number-------  //////////////////
      (2) Number of deposit accounts of more than $100,000 ...........   RCON 2722        1,442    //////////////////   M.1.b.(2)
2. Estimated amount of uninsured deposits of the bank:                                            ---------------------
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or
      procedure for determining a better estimate or uninsured deposits than the                 ------YES-------NO----
      estimate described above ................................................................. 6861       ///   X     M.2.a.
                                                                                                -----------------------
    b. If the box marked YES has been checked, report the estimate of uninsured deposits         RCON    Bil Mil Thou
                                                                                                -----------------------
       determined by using your bank's method or procedure ....................................  5597             N/A   M.2.b.
                                                                                                -----------------------


---------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                   C377
                                                                                                                    -------------

DARLYA MATHEWS, ASST. CONTROLLER                                                     (612) 851-5677
----------------------------------------------------------------------------         --------------------------------------------
Name and Title (TEXT 8901)                                                           Area code/phone number/extension (TEXT 8902)

                                                                 29

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-22
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows:  Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2.  BANKS WITH ASSETS OF LESS THAN
$1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RC-R IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.


1. TEST FOR DETERMINING THE EXTENT TO WHICH SCHEDULE RC-R MUST BE COMPLETED. TO BE COMPLETED                         -----------
   ONLY BY BANKS WITH TOTAL ASSETS OF LESS THAN $1 BILLION.  Indicate in the appropriate box                              C380
   at the right whether the bank has total capital greater than or equal to eight percent                    YES            NO
   of adjusted total assets ...................................................................   RCON 6056        ///////      1.
                                                                                               ----------------------------------

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

---------------------------------------------------------------------          ------------------------------------------
   NOTE:  ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW.                    (Column A)           (Column B)
          SEE OPTIONAL WORKSHEET FOR ITEMS 3.a. THROUGH 3.f.                   Subordinated Debt (1)        Other
--------------------------------------------------------------------
                                                  Dollar Amounts in Thousands    and Intermediate          Limited-
2. Subordinated debt(1) and other limited-life capital instruments (orginal       Term Preferred         Life Capital
   weighted average maturity of at least five years) with a remaining                 Stock               Instruments
   maturity of:
                                                                                RCON   Bil Mil Thou   RCON   Bil Mil Thou
                                                                              --------------------------------------------
   a. One year or less ......................................................   3780              0   3786             0   2.a.
   b. Over one year through two years .......................................   3781              0   3787             0   2.b.
   c. Over two years through three years ....................................   3782              0   3788             0   2.c.
   d. Over three years through four years ...................................   3783              0   3789             0   2.d.
   e. Over four years through five years ....................................   3784              0   3790             0   2.e.
   f. Over five years .......................................................   3785              0   3791             0   2.f.
3. AMOUNTS USED IN CALCULATING REGULATORY CAPITAL RATIOS (REPORT AMOUNTS        ///////////////////   //////////////////
   DETERMINED BY THE BANK FOR ITS OWN INTERNAL REGULATORY CAPITAL ANALYSES):    ///////////////////   RCON  Bil Mil Thou
   a. TIER 1 CAPITAL ........................................................   ///////////////////   8274       181,755   3.a.
   b. TIER 2 CAPITAL ........................................................   ///////////////////   8275        19,568   3.b.
   c. TOTAL RISK-BASED CAPITAL ..............................................   ///////////////////   3792       201,323   3.c.
   d. EXCESS ALLOWANCE FOR LOAN AND LEASE LOSSES ............................   ///////////////////   A222         5,153   3.d.
   e. RISK-WEIGHTED ASSETS ..................................................   ///////////////////   A223     1,560,298   3.e.
   f. "AVERAGE TOTAL ASSETS" ................................................   ///////////////////   A224     2,325,713   3.f.
                                                                              --------------------------------------------


                                                                             --------------------------------------------
                                                                                     (Column A)           (Column B)
ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED                              Assets           Credit Equiv-
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND                                         Recorded           alent Amount
BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.                                      on the           of Off-Balance
                                                                                   Balance Sheet        Sheet Items(2)
4. Assets and credit equivalent amount of off-balance sheet items               RCON   Bil Mil Thou   RCON  Bil Mil Thou
   assigned to the Zero percent risk category:                                  ///////////////////   //////////////////
   a. Assets recorded on the balance sheet:                                     ///////////////////   //////////////////
      (1) Securities issued by, other claims on, and claims unconditionally     ///////////////////   //////////////////
          guaranteed by, the U.S. Government and its agencies and               ///////////////////   //////////////////
          other OECD central governments ....................................   3794        213,488   //////////////////   4.a.(1)
      (2) All other .........................................................   3795         36,424   //////////////////   4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ...................   ///////////////////   3796             0   4.b.
                                                                              --------------------------------------------

----------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-23
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076


SCHEDULE RC-R--CONTINUED

                                                                                       -------------------------------------
                                                                                           (Column A)        (Column B)
                                                                                             Assets        Credit Equiv-
                                                                                            Recorded        alent Amount
                                                                                             on the        of Off-Balance
                                                                                           Balance Sheet    Sheet Items(1)
                                                                                       -------------------------------------
                                                           Dollar Amounts in Thousands RCON Bil Mil Thou  RCON Bil Mil Thou
-------------------------------------------------------------------------------------- ------------------ ------------------
5. Assets and credit equivalent amounts of off-balance sheet items                     /////////////////  /////////////////
   assigned to the 20 percent risk category:                                           /////////////////  /////////////////
   a. Assets recorded on the balance sheet:                                            /////////////////  /////////////////
      (1) Claims conditionally guaranteed by the U.S. Government and                   /////////////////  /////////////////
          its agencies and other OECD central governments............................. 3798       55,844  ///////////////// 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Government            /////////////////  /////////////////
          and its agencies and other OECD central governments; by                      /////////////////  /////////////////
          securities issued by U.S. Government-sponsored agencies; and                 /////////////////  /////////////////
          by cash on deposit.......................................................... 3799        9,883  ///////////////// 5.a.(2)
      (3) All other................................................................... 3800      227,759  ///////////////// 5.a.(3)
    b. Credit equivalent amount of off-balance sheet items............................ /////////////////  3801       44,798 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items                     /////////////////  /////////////////
   assigned to the 50 percent risk category:                                           /////////////////  /////////////////
   a. Assets recorded on the balance sheet............................................ 3802      920,361  ///////////////// 6.a.
   b. Credit equivalent amount of off-balance sheet items............................. /////////////////  3803        5,139 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items                     /////////////////  /////////////////
   assigned to the 100 percent risk category:                                         /////////////////  /////////////////
   a. Assets recorded on the balance sheet............................................ 3804      986,883  ///////////////// 7.a.
   b. Credit equivalent amount of off-balance sheet items............................. /////////////////  3805       81,879 7.b.
8. On-balance sheet asset values excluded from the calculation of the                  /////////////////  /////////////////
   risk-based capital ratio(2)........................................................ 3806          307  ///////////////// 8.
9. Total assets recorded on the balance sheet (sum of                                  /////////////////  /////////////////
   items 4.a, 5.a, 6.a, 7.a, and 8, and column A) (must equal Schedule RC,             /////////////////  /////////////////
   item 12 plus items 4.b and 4.c).................................................... 3807    2,450,949  ///////////////// 9.
                                                                                       ------------------ ------------------

Memoranda
                                                                                                          ------------------
                                                                             Dollar Amounts in Thousands  RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------------  ------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the               /////////////////
   risk-based capital standards.........................................................................  8764          254 M.1.
                                                                                                          ------------------

                                               ----------------------------------------------------------------------
                                                                        With a remaining maturity of
                                               ----------------------------------------------------------------------
                                                   (Column A)               (Column B)              (Column C)
                                                 One year or less          Over one year          Over five years
                                                                         through five years
                                               ----------------------  ----------------------  ----------------------
2. Notional principal amounts of               RCON Tril Bil Mil Thou  RCON Tril Bil Mil Thou  RCON Tril Bil Mil Thou
   off-balance sheet derivative contracts(3):  ----------------------  ----------------------  ----------------------
   a. Interest rate contracts................  3809           125,000  8766            55,000  8767                 0  M.2.a.
   b. Foreign exchange contracts.............  3812                 0  8769                 0  8770                 0  M.2.b.
   c. Gold contracts.........................  8771                 0  8772                 0  8773                 0  M.2.c.
   d. Other precious metals contracts........  8774                 0  8775                 0  8776                 0  M.2.d.
   e. Other commodity contracts..............  8777                 0  8778                 0  8779                 0  M.2.e.
   f. Equity derivative contracts............  A000                 0  A001                 0  A002                 0  M.2.f.
                                               ----------------------  ----------------------  ----------------------

--------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts
    (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.


Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394  FFIEC 032
Address:                    1550 E. 79th Street                                                        Page RC-24
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076

                   OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                     REPORTED IN THE REPORTS OF CONDITION AND INCOME
                          at close of business on June 30, 1996

Firstar Bank of Minnesota, N.A.          Bloomington           ,  Minnesota
---------------------------------------  ----------------------   -------------
Legal Title of Bank                      City                     State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available date in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the date reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
-------------------------------------------------------------------------------
No comment / X / (RCON 6979)                                     C371  C371  < -
                                                                ---------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


                   --------------------------------------  --------------------
                   Signature of Executive Officer of Bank  Date of Signature

Legal Title of Bank:        Firstar Bank of Minnesota, N.A.        Call Date:  6/30/96  ST-BK: 27-5394
Address:                    1550 E. 79th Street
City, State Zip:            Bloomington, MN 55425
FDIC Certificate No.:       21076

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS

-------------------------------------------------------------------------------

NAME AND ADDRESS OF BANK             OMB No. For OCC:  1557-0081
                                     OMB No. for FDIC  3064-0052
                                OMB No. for Federal Reserve : 7100-0036
                                     Expiration Date:  3/31/99

   PLACE LABEL HERE
                                            SPECIAL REPORT
                                    (Dollar Amounts in Thousands)

                         -------------------------------------------------------
                         CLOSE OF BUSINESS   FDIC CERTIFICATE NUMBER
                         DATE                                         C-700  < -
                               6/30/96       21076
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call report Date)
--------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individuals loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE
OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATIONS 0) FOR THE
DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.
--------------------------------------------------------------------------------

                                                                                       --------------------
a. Number of loans made to executive officers since the previous Call Report date..... RCON 3561          4  a.
                                                                                       --------------------
b. Total dollar amount of above loans (in thousands of dollars)....................... RCON 3562        383  b.
                                                                                       --------------------
c. Range of interest charged on above loans               -------------------------------------------------
(example 9 3/4% = 9.75)...................................RCON 7701    6.90    % to   RCON 7702   18.00   %  c.
                                                          -------------------------------------------------

-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                    DATE (Month, Day, Year)
/s/Darlya Mathews                                                           7/236/96
------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON TO WHOM INQUIRES MAY BE DIRECTED (TEXT 8903)       AREA CODE/PHONE NUMBER/EXTENSION
                                                                            (TEXT 8904)
Darlya Mathews, Asst. Controller                                                   (612)851-5677

------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (6-95)